SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date Of Report (Date of earliest event reported): December 10, 2003

K2 INC.

(Exact name of the registrant as specified in its charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2051 PALOMAR AIRPORT ROAD, CARLSBAD, CA	92009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

N/A

(Former name or former address, if changed since last report)

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed on December 10, 2003 (the “Original Form 8-K”) by K2 Inc. (the “Company”). The Original Form 8-K is incorporated herein by reference.

This Current Report on Form 8-K/A is being filed solely to correct a typographical error regarding certain information contained in the Company’s press release incorporated by reference under Item 5 of the Original Form 8-K. Only this certain information contained in the Original Form 8-K is hereby amended.

Item 5.    Other Events and Required FD Disclosure.

The termination date of the Company’s exchange offer to purchase all of the outstanding shares of Fotoball USA, Inc. common stock as set forth in the first sentence of the second paragraph of the Company’s press release, dated December 10, 2003, shall be amended to refer to 2004 instead of 2003.

It should be further noted that the exchange offer has been extended to now expire Friday, January 9, 2004. For information related to the extension, please see the Current Report on Form 8-K filed by the Company today.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2004	K2 INC.

	By:	/s/ JOHN J. RANGEL

John J. Rangel Senior Vice President and Chief Financial Officer

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